LIMITED TERM TAX EXEMPT BOND FUND OF AMERICA
       333  South Hope Street, Los Angeles, California 90071
                       Telephone (213) 486-9200
                           Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

Share Class       Total Income Dividends
                  (000's omitted)
Class A           $15,088

Class B           $231

Class C           $566

Class F           $223

Total             $16,108

Class R-5         $41




Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

Share Class       Dividends from Net Investment Income
Class A           $0.5832

Class B           $0.4687

Class C           $0.4484

Class F           $0.5536

Class R-5         $0.0247




Item 74U1 and 74U2
Number of shares outstanding

Share Class       Shares Outstanding
                  (000's omitted)
Class A           32,563

Class B           1,101

Class C           3,199

Class F           873

Total             37,736

Class R-5         1,764




Item 74V1 and 74V2
Net asset value per share (to nearest cent)

Share Class     Net Asset Value
                Per Share
Class A         $15.28

Class B         $15.28

Class C         $15.28

Class F         $15.28

Class R-5       $15.28


There were no significant changes in Limited Term Tax-Exempt Bond Fund of America's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.





         LIMITED TERM TAX EXEMPT BOND FUND OF AMERICA
    333  South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200
                      Fax (213) 486-9455


                        CERTIFICATION


I, Abner D. Goldstine, certify that:


1. I have reviewed this report on Form N-SAR of Limited Term Tax-Exempt Bond Fund of America;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 26, 2002




                ______/s/ABNER D. GOLDSTINE_______
                      Abner D. Goldstine
President & PEO, Limited Term Tax-Exempt Bond Fund of America







         LIMITED TERM TAX EXEMPT BOND FUND OF AMERICA
    333  South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200
                      Fax (213) 486-9455



                        CERTIFICATION


I, Anthony W. Hynes, Jr.,  certify that:


1. I have reviewed this report on Form N-SAR of Limited Term Tax-Exempt Bond Fund of America;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 20, 2002




             _______/s/ANTHONY W. HYNES, JR._______
                    Anthony W. Hynes, Jr.
   Treasurer, Limited Term Tax-Exempt Bond Fund of America